Exhibit 4.2

                   THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM

                                    to access
                      SINGLE-ADVISOR MANAGED FUTURES FUNDS

                              --------------------

                         PROGRAM SUBSCRIPTION AGREEMENT

                              --------------------

                   Units of Limited Liability Company Interest
              Minimum Investment in any FuturesAccess Fund: $10,000


                    Merrill Lynch Alternative Investments LLC
                           Princeton Corporate Campus
                             800 Scudders Mill Road
                                   Section 2G
                          Plainsboro, New Jersey 08536
                         (866) MER-ALTS; (866) 637-2587

      The completed Program Subscription Agreement Signature Page (attached hereto) must be delivered to your Financial Advisor.

       A completed Purchase and Exchange Form Signature Page must also be delivered to your Financial Advisor in order for your subscription or exchange to be processed.

    If you have any questions about how to complete the Program Subscription Agreement Signature Page or the Purchase and Exchange Form Signature Page, please contact your Merrill Lynch Financial Advisor or a representative of
  Merrill Lynch Alternative Investments LLC at (866) MER-ALTS; (866) 637-2587.

                               ------------------

           THE FUTURESACCESS FUNDS AVAILABLE THROUGH THE MERRILL LYNCH
        FUTURESACCESS(SM) PROGRAM ARE SPECULATIVE, ILLIQUID INVESTMENTS.
              THE UNITS ARE ONLY SUITABLE FOR A LIMITED PORTION OF
                        THE RISK SEGMENT OF A PORTFOLIO.

                              --------------------

                                 Selling Agent:

               Merrill Lynch, Pierce, Fenner & Smith Incorporated

                                -----------------

                       FOR THE USE OF U.S. INVESTORS ONLY

                   THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM
                                    to access
                      SINGLE-ADVISOR MANAGED FUTURES FUNDS


                         PROGRAM SUBSCRIPTION AGREEMENT
                          For the Use of U.S. Investors

           How to Invest in the Merrill Lynch FuturesAccess(SM) Program
General

Merrill Lynch Alternative Investments LLC ("MLAI") has attempted to minimize the paperwork normally associated with Investors participating in private placements in general and in the Merrill Lynch FuturesAccessSM Program ("FuturesAccess") in particular. All information which Investors must complete is included in the Program Subscription Agreement Signature Page and the Purchase and Exchange Form Signature Page. The Program Subscription Agreement Signature Page must be completed only once (unless your Financial Advisor otherwise requests). Acceptance of your Program Subscription Agreement entitles you to participate in any fund included in FuturesAccess (a "FuturesAccess Fund"), including any new FuturesAccess Funds added in the future (subject to availability).

Investors participating in the FuturesAccess Funds through both taxable and tax-exempt accounts must submit separate Program Subscription Agreement Signature Pages for each such account (unless your Financial Advisor informs you otherwise).

When (or any time after) you submit your Program Subscription Agreement Signature Page, you must also submit a Purchase and Exchange Form Signature Page selecting the specific FuturesAccess Fund(s) into which you wish to invest or exchange. Unless your Financial Advisor otherwise requests, there is no need to submit a Program Subscription Agreement Signature Page for each FuturesAccess Fund investment or exchange. You need only identify your selection on a Purchase and Exchange Form Signature Page.

Only the detachable Signature Page to this Program Subscription Agreement and to the Purchase and Exchange Form need be submitted, not the full Program Subscription Agreement or Purchase and Exchange Form.

If you have any questions as to how to complete either the Program Subscription Agreement Signature Page or the Purchase and Exchange Form Signature Page, or need additional Program Subscription Agreements or Purchase and Exchange Forms, please contact your Financial Advisor or:

                   Merrill Lynch Alternative Investments LLC
                          Princeton Corporate Campus
                            800 Scudders Mill Road
                                  Section 2G
                         Plainsboro, New Jersey 08536
                        (866) MER-ALTS; (866) 637-2587

Your Financial Advisor must countersign both your Program Subscription Agreement Signature Page and your Purchase and Exchange Form Signature Page. Give the Signature Pages to your Financial Advisor to send to MLAI.

Steps to investing:

      1.    Read and carefully review this Program Subscription Agreement.

      2.    Complete and detach the Program Subscription Agreement Signature
            Page.

      3. Give the completed Program Subscription Agreement Signature Page to your Financial Advisor. Your Financial Advisor will review and countersign this Signature Page and forward it to MLAI.

                                U.S. Investors

      4. Read and carefully review the Part One (A) Confidential Program Disclosure Document: FuturesAccess(SM) Program General Information, the Part Two Confidential Program Disclosure Document: Statement of Additional Information and the Part One (B) Confidential
            Program Disclosure Document: Trading Advisor Information (collectively, the "Confidential Program Disclosure Document"), including the description of each FuturesAccess Fund into which you are considering investing or exchanging.

      5. Consult with your Financial Advisor as to which of the FuturesAccess Funds are suitable for your portfolio.

      6. Complete and detach the Purchase and Exchange Form Signature Page indicating the FuturesAccess Funds you have selected.

      7. Give the completed Purchase and Exchange Form Signature Page to your Financial Advisor. Your Financial Advisor will review and countersign this Signature Page and forward it to MLAI.

      8. To exchange among FuturesAccess Funds, complete a Purchase and Exchange Form Signature Page and submit it to your Financial Advisor no less than 45 days before the proposed calendar quarter-end (or month-end, in certain cases) for the exchange.

      9. Your Financial Advisor will inform you of when your Merrill Lynch Account will be debited in the amount of your investments in FuturesAccess (in the case of subscriptions), as well as of when any exchange will be effective.

     ---------------------------------------------------------------------------

         The Subscriber may invest in FuturesAccess through taxable accounts as well as through IRA and other tax-exempt accounts. Investments by the Subscriber and by related tax-exempt as well as taxable accounts (including certain investments for the benefit of immediate family members of the Subscriber) may be combined for purposes of meeting FuturesAccess (but not individual FuturesAccess Fund) minimums. A separate Program Subscription Agreement Signature Page must be completed for each such account.

         The Subscriber should indicate on the Program Subscription Agreement Signature Page as well as on each Purchase and Exchange Form
         Signature Page whether the Subscriber is investing together with any related accounts.
     ---------------------------------------------------------------------------

                            -----------------------

The detachable Program Subscription Agreement Signature Page attached hereto should be completed and delivered to your Financial Advisor, together with the Purchase and Exchange Form Signature Page identifying the FuturesAccess Funds in which you wish to invest.

The Purchase and Exchange Form is a separate document with its own detachable Signature Page.

                                U.S. Investors

                   THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM
                                    to access
                      SINGLE-ADVISOR MANAGED FUTURES FUNDS


                         PROGRAM SUBSCRIPTION AGREEMENT
                          For the Use of U.S. Investors

This Program Subscription Agreement relates to your participation in FuturesAccess. A number of different FuturesAccess Funds are included in FuturesAccess. In addition to the Program Subscription Agreement Signature Page (attached hereto), you must also submit a Purchase and Exchange Form Signature Page (attached to the Purchase and Exchange Form) identifying the particular FuturesAccess Fund(s) into which you wish to invest or exchange. You must submit a new Purchase and Exchange Form Signature Page each time you invest or exchange into a new FuturesAccess Fund. Following initial completion of the Program Subscription Agreement, you need only submit a new Program Subscription Agreement Signature Page if so requested by your Merrill Lynch Financial Advisor.

                              -------------------

This Program Subscription Agreement relates to your subscription to one or more of the FuturesAccess Funds.

Each Investor must also complete a Purchase and Exchange Form Signature Page indicating the specific FuturesAccess Fund(s) to which such Investor wishes to subscribe, and acknowledging receipt of the Confidential Program Disclosure Document, as well as the FuturesAccess Fund Descriptions and the FuturesAccess Fund Offering Documents relating to such FuturesAccess Fund(s).

By completing and executing the Program Subscription Agreement Signature Page, the undersigned (the "Subscriber") is confirming that the Subscriber has the level of financial sophistication necessary to evaluate the merits and risks of specialized, non-traditional investments such as the FuturesAccess Funds, and understands that the speculative and illiquid nature of an investment in one or more of the FuturesAccess Funds makes such investment appropriate only for a limited portion of the Subscriber's portfolio.

The Subscriber also understands and agrees that, although MLAI will use its reasonable efforts to keep the information provided in each Program Subscription Agreement Signature Page and each Purchase and Exchange Form Signature Page strictly confidential, one or more FuturesAccess Funds and/or MLAI may present the Program Subscription Agreement Signature Page as well as the Purchase and Exchange Form Signature Page and the information provided therein to such parties as MLAI deems advisable if called upon to establish the availability under any applicable law of an exemption from registration for the FuturesAccess Funds' units of limited liability company interest (the "Units"), or compliance with applicable law by any of the FuturesAccess Funds, MLAI or any of their respective affiliates, or if such information is or may be relevant to an issue in any action, suit or proceeding to which any FuturesAccess Fund, MLAI or any of their respective affiliates are a party or by which they are or may be bound, or upon the request of any regulatory, governmental or self-regulatory authority.

Capitalized terms used but not defined herein will have the meaning assigned to them in the Confidential Program Disclosure Document.


                                U.S. Investors

I. Representations, Warranties and Agreements of the Subscriber. As an inducement to MLAI to accept the Subscriber's Program Subscription Agreement Signature Page and any Purchase and Exchange Form Signature Page submitted by the Subscriber, the Subscriber represents and warrants to MLAI and the applicable FuturesAccess Fund(s) as follows:

A.    Authority and Eligibility
      -------------------------

      (1) If an individual, the Subscriber (including each individual joint Subscriber) is at least 21 years old and is legally competent to execute and deliver the Program Subscription Agreement Signature Page and the Purchase and Exchange Form Signature Page and to comply with the terms of this Program Subscription Agreement and the Purchase and Exchange Form, as well as to discharge the Subscriber's obligations to FuturesAccess.

            If an Entity (e.g., a corporation, partnership, limited liability company or trust), the Subscriber is duly authorized and qualified to become an Investor. If the Subscriber is a passive investment vehicle, the sponsor of the Subscriber either is duly registered as a "commodity pool operator" with the Commodity Futures Trading Commission and a member in good standing of the National Futures Association in such capacity or is exempt from such registration.

      (2) The person (the "Signatory"; the Subscriber and the Signatory to be referred to collectively as the Subscriber, unless the context otherwise requires) executing and delivering the Program Subscription Agreement Signature Page and any Purchase and Exchange Form Signature Page or making an investment or exchange into or from any FuturesAccess Fund on behalf of the Subscriber has been duly authorized by the Subscriber to do so. The Subscriber has full right and power to comply with the terms of this Program Subscription Agreement and the Purchase and Exchange Form, as well as to discharge its obligations to FuturesAccess, including under the General Form of Operating Agreement of the FuturesAccess Fund (the "Operating Agreement").

            Entity Subscribers must confirm that they are authorized to invest in the FuturesAccess Funds, each of which is a speculative, non-traditional investment. Many Entity investors may not, in fact, be authorized -- pursuant to their charter documents, investment policies or other applicable provisions -- to invest in the FuturesAccess Funds.

      (3) The Subscriber has had substantive business dealings with Merrill Lynch and/or a Merrill Lynch Financial Advisor for at least six months, and believes that Merrill Lynch and/or the Subscriber's Merrill Lynch Financial Advisor should have sufficient information to be able to assess the Subscriber's financial position, knowledge and sophistication.

      (4) The Subscriber (and the Subscriber's financial advisors, if any) has sufficient knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in a FuturesAccess Fund and of making an informed investment decision regarding the purchase of the Units, and the Subscriber is able to bear the economic risk of a speculative investment such as the FuturesAccess Funds, including the risk of losing the Subscriber's entire investment. The Subscriber understands that investment in the FuturesAccess Funds is suitable only for a limited portion of the risk segment of the Subscriber's portfolio.

      (5) The Subscriber (and the Subscriber's financial advisors, if any) will (i) receive and carefully review a copy of the Confidential Program Disclosure Document, the FuturesAccess Fund Descriptions and the FuturesAccess Fund Offering Documents relating to each FuturesAccess Fund in which the Subscriber proposes to invest, and
            (ii) carefully evaluate and understand the various risks of such investment before submitting a Purchase and Exchange Form Signature Page to subscribe to such FuturesAccess Fund. The Subscriber will only do so if the Subscriber can afford to bear such risks.


                                U.S. Investors

      (6) The Subscriber (and the Subscriber's financial advisors, if any) has been furnished with any materials the Subscriber has requested relating to any FuturesAccess Fund, its proposed operations, the private placement of the Units, the Trading Advisors and any other matters related thereto.

      (7) If the Subscriber is an Entity, the Subscriber was not formed for the specific purpose of investing in any FuturesAccess Fund and no more than 40% of its assets are invested in any FuturesAccess Fund, investors in the Subscriber participate in investments made by the Subscriber on a pro rata basis in accordance with each such investor's interest in the Subscriber (except as necessary to comply with applicable laws or regulations), and the Subscriber's assets are not considered to constitute assets of any "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), regardless of whether such employee benefit plan is subject to ERISA, or any "plan" as defined in Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), regardless of whether such plan is subject to Section 4975 of the Code.

      (8) If the Subscriber is an insurance company using assets of its general account to purchase Units, the Subscriber hereby represents and warrants that the percentage of such assets used to purchase the Units of any FuturesAccess Fund that represents the assets of "employee benefit plans" does not exceed the percentage indicated on the Program Subscription Agreement Signature Page.

B.    Restrictions on Exchanges and Transfers
      ---------------------------------------

      (1) The Subscriber acknowledges that MLAI is under no obligation to maintain the Exchange Privilege of FuturesAccess and that such Exchange Privilege may be terminated at any time. The Subscriber must not invest in any FuturesAccess Fund in reliance on the continuation of the Exchange Privilege.

      (2) Certain FuturesAccess Funds may be subject to redemption fees and/or other liquidity restrictions. In the event that one or more FuturesAccess Funds suspend redemptions or the calculation of net asset value, the Exchange Privilege with respect to such FuturesAccess Fund(s) will also be suspended.

      (3) The Subscriber acknowledges that: (i) the transfer of the Subscriber's Units is subject to restrictions in the Operating Agreement and requires the approval of MLAI, which approval may be withheld in its sole discretion; (ii) the Units may not be transferred to any person that is not an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act")); (iii) investments in the FuturesAccess Funds are illiquid; (iv) no market exists for the Units, and none is expected to develop; and (v) no FuturesAccess Fund will be listed on any exchange or otherwise regularly traded.

C.    Disclosures
      -----------

      (1) The Subscriber confirms that none of MLAI, the FuturesAccess Funds, the Trading Advisors, the Selling Agent or any associate, affiliate, representative or advisor of any of the foregoing, guarantees the success of an investment in any FuturesAccess Fund or that substantial losses will not be incurred on such investment.

      (2) The Subscriber understands that the Selling Agent is not guaranteeing or assuming responsibility for the operation or possible liabilities of MLAI, any FuturesAccess Fund or any Trading Advisor.

      (3) The Subscriber understands that MLAI is an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), as well as an affiliate of the Selling Agent. The Subscriber further understands that MLAI may assign its interest as Sponsor or Program Manager as described in the Operating Agreements of the FuturesAccess Funds.


                                U.S. Investors

      (4) The Subscriber understands that, as disclosed in the Confidential Program Disclosure Document, MLPF&S receives substantial brokerage commissions from the FuturesAccess Funds. Such brokerage commissions were not negotiated at arm's-length.

      (5) The Subscriber acknowledges and agrees to the investment of the FuturesAccess Funds' cash as described under "Interest Income Arrangements" in the Part One (A) Confidential Program Disclosure
            Document: FuturesAccess(SM) Program General Information.

      (6) The Subscriber acknowledges and understands that Merrill Lynch may make the K-1s prepared for the Subscriber in connection with the Subscriber's investments in the Program Fund(s) accessible to the Subscriber's Merrill Lynch Financial Advisor, and consents to its Financial Advisor having access to the Subscriber's K-1s.

D.    Tax Issues
      ----------

      (1) The Subscriber confirms, under penalty of perjury, that the Subscriber is a U.S. Person, as such term is defined in Section 7701(a)(30) of the Code, and the Subscriber undertakes to advise the FuturesAccess Fund and MLAI promptly in writing if the Subscriber is no longer a U.S. Person during the term of the Subscriber's investment in the FuturesAccess Fund. The Subscriber understands that if at any time it ceases to be a U.S. Person, it may be subject to U.S. withholding tax or other consequences as well as being required to redeem out of the Program.

      (2)   The Subscriber confirms that, unless otherwise indicated in
            Section 8 of the Program Subscription Agreement Signature Page, the Subscriber is not subject to backup withholding. The Subscriber understands that the Program will not accept subscriptions from the Subscriber if the Subscriber is subject to backup withholding.

E.    Accuracy and Updating of Subscriber Information
      -----------------------------------------------

      (1) The Subscriber represents that all the information, financial or otherwise, which the Subscriber has furnished to MLAI, the Selling Agent or the Subscriber's Merrill Lynch Financial Advisor in connection with subscribing for Units in any FuturesAccess Fund, or which is set forth on the Program Subscription Agreement Signature Page and any Purchase and Exchange Form Signature Page, including all representations, warranties and agreements contained herein, is correct and complete as of the date on which such information was furnished, and if there should be any material change in such information, the Subscriber will immediately notify MLAI and the Selling Agent and furnish such revised or corrected information to MLAI.

      (2) The Subscriber agrees that the representations, warranties and agreements contained in this Program Subscription Agreement or a Purchase and Exchange Form Signature Page, including all representations, warranties and agreements contained therein, shall be deemed to be repeated as of the date the Subscriber purchases Units of any FuturesAccess Fund.

      (3) The Subscriber agrees that the representations, warranties and agreements contained in this Program Subscription Agreement, and all other information regarding the Subscriber set forth on the Program Subscription Agreement Signature Page, or the relevant Purchase and Exchange Form Signature Page(s), and any or all other information which the Subscriber discloses to his or her Merrill Lynch Financial Advisor, may be used as a defense in any actions relating to any FuturesAccess Fund or the offering of its Units, and that it is only on the basis of such representations, warranties, agreements and other information that MLAI may be willing to accept the Subscriber's subscription to any FuturesAccess Fund.


                                U.S. Investors

F.    Trustees, Agents, Representatives and Nominees
      ----------------------------------------------

      If the Subscriber is acting as trustee, agent, representative or nominee for an investor (a "Beneficial Owner"), the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber (A) with respect to the Subscriber and
      (B) with respect to the Beneficial Owner. The Subscriber further represents and warrants that it has all requisite power and authority from said Beneficial Owner to execute and deliver the Program Subscription Agreement Signature Page and any related Purchase and Exchange Form Signature Page as well as to invest in any FuturesAccess Fund. The Subscriber also agrees to indemnify each FuturesAccess Fund, MLAI and their respective affiliates and agents for any and all costs, fees and expenses (including legal fees and disbursements) in connection with any damages resulting from any misrepresentation or misstatement of the Subscriber contained herein or therein or made by the Subscriber to the Subscriber's Merrill Lynch Financial Advisor, or the assertion of the Subscriber's lack of proper authorization from the Beneficial Owner to execute and deliver the Program Subscription Agreement Signature Page or the Purchase and Exchange Form Signature Page or to discharge the Subscriber's obligations hereunder or thereunder.

G.    Money Laundering Prevention
      ---------------------------

      The Subscriber's subscription monies were not derived from activities that may contravene United States (federal or state) or international anti-money laundering laws and regulations. The Subscriber is not (i) an individual, entity or organization named on a United States Office of Foreign Assets Control ("OFAC") "watch list" and does not have any affiliation with any kind of such individual, (ii) a foreign shell bank,
      (iii) a person or entity resident in or whose subscription funds are transferred from or through a jurisdiction identified as non-cooperative by the Financial Action Task Force or (iv) a senior foreign political figure,(1) an immediate family member(2) or close associate(3) of a senior foreign political figure within the meaning of the USA PATRIOT Act of 2001.(4) The Subscriber agrees to promptly notify MLAI should it become aware of any change in the information set forth in this representation. The Subscriber acknowledges that, by law, MLAI may be obligated to "freeze the account" of the Subscriber, either by prohibiting additional subscriptions, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and MLAI may also be required to report such action and to disclose the Subscriber's identity to OFAC. The Subscriber represents and warrants that all of the information which it has provided to the Program in connection with the Subscription Document is true and correct, and agrees to provide any information MLAI or its agents deem necessary to comply with its anti-money laundering program and related responsibilities from time to time. If the Subscriber has indicated in these Subscription Documents that it is an intermediary subscribing in the Program as a record owner in its capacity as agent, representative or nominee on behalf of one or more underlying investors ("Underlying Investors"), it agrees that the representations, warranties and covenants are made by it on behalf of itself and the Underlying Investors.

II. Further Advice and Assurances. The Subscriber agrees to provide additional information regarding its investment experience, financial position or otherwise, to MlAI or the Selling Agent, as they may reasonably request.

---------------------------
(1) A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

(2) "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

(3) A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(4) The United States "Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001", Pub. L. No. 107-56 (2001).


                                U.S. Investors

      If the Subscriber is an Entity, MLAI, in its sole discretion, may require the Subscriber to submit a copy of its articles of incorporation, by-laws, authorizing resolution, partnership agreement, trust agreement, operating agreement or other related documents, as the case may be. Alternatively, Entities may be required to submit an opinion of counsel to the effect that the investment proposed to be made in the FuturesAccess Fund(s) by the Subscriber is authorized.

III. Subscriber Eligibility. THE SUBSCRIBER WILL BE REQUIRED TO INDICATE ON THE PROGRAM SUBSCRIPTION AGREEMENT SIGNATURE PAGE WHICH OF THE FOLLOWING REQUIREMENTS THE SUBSCRIBER SATISFIES IN ORDER TO QUALIFY AS AN "ACCREDITED INVESTOR," AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT.

A.    Accredited Investor Requirements
      --------------------------------

      Individual Subscribers
      ----------------------

      (1) An individual that has an individual net worth or joint net worth with such individual's spouse, in excess of $1,000,000. "Net worth" for these purposes means the value of total assets at fair market value, including home, home furnishings and automobiles, less total liabilities.

                                      or
                                      --

      (2) An individual that (i) had individual income (exclusive of any income attributable to such individual's spouse) of more than $200,000 for each of the past two years or joint income with such individual's spouse in excess of $300,000 in each of those years and (ii) reasonably expects to reach the same individual income level, or the same joint income level, as the case may be, in the current year.

      Entity Subscribers
      ------------------

      (3) A corporation, partnership, limited liability company, Massachusetts or similar business trust or tax-exempt organization as defined in Section 501(c)(3) of the Code, that (i) has total assets in excess of $5,000,000 and (ii) was not formed for the specific purpose of investing in the FuturesAccess Fund in question.

                                      or
                                      --

      (4) A revocable trust which may be amended or revoked at any time by the grantors thereof, and of which all of the grantors are "accredited investors" under either Section III.B(1) or Section III.A(2) above.

                                      or
                                      --

      (5) A trust (i) that has total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in the FuturesAccess Fund in question and (iii) the investment decisions of which are directed by a person who has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in such FuturesAccess Fund.

                                      or
                                      --

      (6) A trust for which a bank or savings and loan association is acting as fiduciary in making the investment decision to subscribe to the FuturesAccess Fund in question.

                                      or
                                      --


                                U.S. Investors

      (7) A bank as defined in Section 3(a)(2) of the Securities Act, acting in its fiduciary or individual capacity, or a savings and loan association or other institution as defined in Section 3(a)(5) of the Securities Act.

                                      or
                                      --

      (8) An insurance company as defined in Section 2(13) of the Securities Act, acting in its individual capacity.

                                      or
                                      --

      (9) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                                      or
                                      --

      (10) An investment company registered under the Investment Company Act of 1940, as amended (the "Company Act") or a business development company as defined in Section 2(a)(48) of the Company Act.

                                      or
                                      --

      (11) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                                      or
                                      --

      (12) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000.

                                      or
                                      --

      (13) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

                                      or
                                      --

      (14) An employee benefit plan within the meaning of Title I of ERISA where (i) the investment decision with respect to this investment is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has assets in excess of $5,000,000 or (iii) the plan is a self-directed plan, with investment decisions made solely by persons who are "accredited investors," as defined in the Securities Act.

                                      or
                                      --

      (15) An Entity whose equity owners are each "accredited investors," i.e., persons meeting the requirements set forth in any of Sections III.A(1)-(14) above.

IV. Indemnity. The Subscriber agrees to indemnify and hold harmless each FuturesAccess Fund, MLAI, the Selling Agent and each Investor in respect of all claims, actions, demands, losses, costs, expenses and damages, whether involving such parties or third parties, resulting from any inaccuracy in any of the Subscriber's representations or warranties made to each FuturesAccess Fund, MLAI, the Selling Agent and the Subscriber's Merrill Lynch Financial Advisor or from any breach of any of the Subscriber's agreements contained in this Program Subscription Agreement (including the Program Subscription Agreement Signature Page) or in any of the Subscriber's Purchase and Exchange Forms


                                U.S. Investors

(including the Purchase and Exchange Form Signature Page), or from any unsuccessful securities proceeding brought by the Subscriber against any FuturesAccess Fund, MLAI or the Selling Agent.

V. Governing Law; Consent To Jurisdiction. THIS PROGRAM SUBSCRIPTION AGREEMENT AND ANY RELATED PURCHASE AND EXCHANGE FORM SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE CITY, COUNTY AND STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING OR CLAIM ARISING HEREUNDER, THEREUNDER OR OTHERWISE IN RESPECT OF THE PROGRAM.

VI. Power of Attorney. In connection with the acquisition of Units pursuant to this Program Subscription Agreement (and the related Program Subscription Agreement Signature Page) and a Purchase and Exchange Form (and the related Purchase and Exchange Form Signature Page), the Subscriber does hereby (in addition to, and not by way of limitation of, the Power of Attorney included in Section 10.02 of the Operating Agreement) irrevocably constitute and appoint MLAI and each officer thereof, individually, as the Subscriber's true and lawful representative and attorney-in-fact, with full power of substitution, in the Subscriber's name, place and stead: (a) (i) to receive and pay over to the related FuturesAccess Fund(s) on behalf of the Subscriber, to the extent set forth in the Operating Agreement, all funds received hereunder, and (ii) to complete or correct, on behalf of, and at the direction of, the Subscriber, all documents to be executed by the Subscriber in connection with the Subscriber's subscription for Units, including, without limitation, filling in or amending amounts, dates and other pertinent information; and (b) to execute, acknowledge, swear to, file and record (if applicable) on the Subscriber's behalf, and in the appropriate public offices if relevant: (i) the Operating Agreement (including the power of attorney included therein); (ii) all instruments which MLAI may deem necessary or appropriate to reflect virtually any amendment, change or modification of the Operating Agreement or the Certificate of Formation, including of related FuturesAccess Fund(s); and (iii) all instruments, agreements and documents which MLAI considers necessary to, or appropriate for, the operation of the related FuturesAccess Fund(s) as contemplated in the Confidential Program Disclosure Document and the Operating Agreement.

The Subscriber agrees and acknowledges that MLAI and the other Investors are relying on the continued validity of the foregoing Power of Attorney, and that the Power of Attorney granted hereby shall be deemed to be coupled with an interest, shall be irrevocable, and shall survive and not be affected by the subsequent death, incapacity, termination, bankruptcy, insolvency or dissolution of the Subscriber.

VII. General. The Subscriber understands that this Program Subscription Agreement (including the Program Subscription Agreement Signature Page), any Purchase and Exchange Form (including the Purchase and Exchange Form Signature
Page) submitted by the Subscriber, and the representations, warranties, agreements and other provisions hereof and thereof: (a) shall be binding upon the Subscriber and the Subscriber's legal representatives, successors and assigns; (b) shall survive the Subscriber's admission as an Investor; and (c) may be executed (through the Signature Pages) by the Subscriber and accepted by any FuturesAccess Fund in one or more counterparts as well as in facsimile, each of which shall be considered an original and all of which together shall constitute one instrument.

If any provision of this Program Subscription Agreement (including the Program Subscription Agreement Signature Page) or any Purchase and Exchange Form (including the Purchase and Exchange Form Signature Page) submitted by the Subscriber is determined to be invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent, and only to the extent, of such invalidity or unenforceability and only in the jurisdiction which reaches such determination. Any such provision shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

You may submit a Purchase and Exchange Form Signature Page together with the Program Subscription Agreement Signature Page or separately. However, your subscription cannot be processed until both have been received.

VIII. Legends.
      -------

                                U.S. Investors

      IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF FUTURESACCESS, THE APPLICABLE FUTURESACCESS FUND(S) AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. FUTURESACCESS HAS NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE CONFIDENTIAL PROGRAM DISCLOSURE DOCUMENT OR THE FUTURESACCESS FUND DESCRIPTIONS THEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT (A) WITH THE PRIOR WRITTEN CONSENT OF MLAI, (B) AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM AND (C) AS PERMITTED UNDER THE COMPANY ACT. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF AN INVESTMENT IN THE FUTURESACCESS FUNDS FOR AN INDEFINITE PERIOD OF TIME.

      THE INVESTOR (AND EACH EMPLOYEE, REPRESENTATIVE OR OTHER AGENT OF THE INVESTOR) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE TRANSACTION AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS OR OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE.

      For Georgia Investors Only.
      --------------------------

      THE UNITS HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF THE CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.



                                U.S. Investors

                   THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM
                                    to access
                      SINGLE-ADVISOR MANAGED FUTURES FUNDS


                  PROGRAM SUBSCRIPTION AGREEMENT SIGNATURE PAGE
                          For the Use of U.S. Investors

By executing this Program Subscription Agreement Signature Page, the Subscriber makes all of the representations, warranties, agreements, acknowledgements and undertakings set forth in the Program Subscription Agreement.

An investment in FuturesAccess is suitable only for sophisticated Investors who have the financial resources and the willingness to accept the risks inherent in an investment in FuturesAccess, and for whom an investment in FuturesAccess does not represent a complete investment program. The risks associated with an investment in FuturesAccess are described in the Confidential Program Disclosure Document. The Subscriber should carefully read the Confidential Program Disclosure Document prior to deciding whether to invest in any FuturesAccess Fund.

The Subscriber hereby makes and affirms all representations, warranties and agreements set forth on behalf of the Subscriber in the Program Subscription Agreement.

1     REGISTRATION OF UNITS (Check one):

      Must match the registration of the Merrill Lynch Account specified in
      Section 2(b) below.

              Individual Subscribers:
              -----------------------
     |_|      Individual Ownership                               |_|    Tenants in Common
                 (One signature required below)                            (all tenants must sign and initial below)
     |_|      Joint Tenants with Rights of Survivorship          |_|    Other (please specify):    ________________
                 (all tenants must sign and initial below)

              Entity Subscribers:
              -------------------

     |_|      Trust                                              |_|    Corporation
     |_|      Grantor                                            |_|    Partnership/Limited Liability Company

                 |_| Other (please specify): ________________

2 SUBSCRIBER INFORMATION: (Information must match the Merrill Lynch Account type specified in Section 1 above.)

        The Subscriber must provide all information exactly as it is to appear on the records of FuturesAccess.

     (a) Subscriber's Name:_____________________________________________________

     (b) Merrill Lynch Account to be Debited:___________________________________

     (c) Name of Merrill Lynch Financial Advisor:_______________________________

     (d) Social Security / Taxpayer ID Number (if Joint Subscribers, provide both):_________________________________________________________________


     (e) Residence Address (for Individuals):___________________________________
                                                           (Street)

         _______________________________________________________________________
               (City)                   (State)               (Zip Code)


------------------------------------------------------------------------------



                                U.S. Investors
                 Program Subscription Agreement Signature Page
                                     SP-1

      (f)   Principal Place of Business (for Entities):_________________________

                                                              (Street)

            ____________________________________________________________________
               (City)                   (State)               (Zip Code)

      (g)   Correspondence Address (if different from above):___________________
                                                                   (Street)

            ____________________________________________________________________
               (City)                   (State)               (Zip Code)

      (h)   Telephone Number:___________________________________________________
                                        Business                 Home


      (i)   E-Mail Address:_____________________________________________________

      (j)   In correspondence, please address the Subscriber as: Dear:__________

      (k) Date of Birth (for Individuals) (if Joint Subscribers, provide both):______________________________________________________________

      (l)   Date of Organization (for Entities):________________________________

      (m)   Jurisdiction of Organization (for Entities):________________________

      (n)   Name of Contact Person (for Entities):______________________________

      (o)   Fiscal/Tax Year (for Entities):_____________________________________


3 SOLICITATION INFORMATION: The Subscriber first heard about FuturesAccess from:


      |_|      Merrill Lynch Financial Advisor
      |_|      Other (please specify):         _________________________________


4     SUBSCRIBER REQUIREMENTS:

      (If joint Subscribers, each must provide the required information and initial such information.)

      (a) The Subscriber is an "accredited investor," because the Subscriber satisfies the following requirement, as set forth under Section III.A of the Program Subscription Agreement. (See pages S-6 and S-7.)

            Please circle which requirement the Subscriber satisfies under
            Section III.B and initial below: (circle only one)

            Individual Subscriber:

            III.A(1)    III.A(2)


            ------------------------      ---------------------------------
            (Initial here)                (Initial here - Joint Subscribers)

            Entity Subscribers:
            lll.A(3)   lll.A(4)   III.A(5)   III.A(6)   III.A(7)   III.A(8)
            lll.A(9)   III.A(10)  III.A(11)  III.A(12)  lll.A(13)  III.A(14)  III.A(15) (Please complete Item 4(c), below)


            ------------------------      ------------------------------------
            (Initial here)                (Initial here - Joint Subscribers)

                                U.S. Investors
                 Program Subscription Agreement Signature Page
                                     SP-2

      (b)     If the Subscriber satisfies the requirements set forth under
              Section III.A(15) above, the Subscriber represents and warrants that it has confirmed that each equity owner of the Subscriber is an "accredited investor" in its own right, and that MLAI, based upon this representation, has a reasonable basis to accept the Subscriber as an "accredited investor."


            ------------------------      ------------------------------------
            (Initial here)                (Initial here - Joint Subscribers)

5     SUITABILITY AND NATURE OF INVESTMENT:

      The Subscriber understands that an investment in FuturesAccess is speculative, illiquid, long-term, and does not represent a complete investment program. The Subscriber confirms that it has (either alone or with the Subscriber's financial advisors, if any) sufficient knowledge and expertise to be able to evaluate the merits and risks of investing in FuturesAccess. The Subscriber has considered the speculative and illiquid nature of an investment in FuturesAccess within the context of the Subscriber's total portfolio, understands that Units of the FuturesAccess Funds are only suitable for a limited portion of the risk segment of the Subscriber's overall portfolio, and can bear the various risks of such an investment.


            ------------------------      ------------------------------------
            (Initial here)                (Initial here - Joint Subscribers)

6     OTHER INFORMATION:

      Insurance Company General Account: The percentage of assets in such account used to purchase Units that represents the assets of "employee benefit plans" does not exceed _______%.

      Employee Benefit Plan Assets: Please check the following box if 25% or more of any class of the equity securities of the Subscriber is owned by a benefit plan organized by an employer or employee organization to provide retirement, deferred compensation, medical, death, disability, unemployment, vacation or similar benefits to employees (including IRAs, KEOGH and 401(k) plans) |_|.

7     RELATED ACCOUNTS:

      PLEASE LIST ANY OTHER ACCOUNTS OF WHICH YOU OR A MEMBER OF YOUR IMMEDIATE FAMILY IS THE PRIMARY BENEFICIARY OR BENEFICIAL OWNER AND WHICH INVEST IN FUTURESACCESS.



             ----------------------------------------------------

             ----------------------------------------------------

             ----------------------------------------------------



                                U.S. Investors
                 Program Subscription Agreement Signature Page
                                     SP-3

8     INTERNAL REVENUE CODE CERTIFICATION:

      The Subscriber hereby represents, warrants and certifies as follows:

      --------------------------------------------------------------------------

      (a) Under penalty of perjury, by signature below, the Subscriber certifies that the Social Security/Taxpayer ID number set forth above is the true, correct and complete Social Security/Taxpayer ID number of the Subscriber, and the Subscriber is a taxable United States person.

      (b) Under penalty of perjury, by signature below, the Subscriber certifies that the Subscriber is not subject to backup withholding, either because the Subscriber is exempt from backup withholding, or because (i) the Subscriber has not been notified by the Internal Revenue Service that the Subscriber is subject to backup withholding, or (ii) the Internal Revenue Service has notified the Subscriber that the Subscriber is no longer subject to backup withholding.

      (c) CROSS OUT ITEM (b) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE YOU HAVE FAILED TO REPORT ALL INTEREST AND DIVIDENDS ON YOUR TAX RETURN.

      --------------------------------------------------------------------------

      The Subscriber agrees to notify MLAI within 30 days of any change in the information set forth in this Section 8.

9     SIGNATURE(S):

      By signing below, the Subscriber represents that: (a) if an individual, the Subscriber is at least 21 years old and legally competent; (b) if an Entity, (i) the Subscriber has been duly formed and is validly existing and is in good standing under the laws of the jurisdiction of its formation with full power and authority to enter into the transactions contemplated by the Confidential Program Disclosure Document, the Program Subscription Agreement, each applicable Purchase and Exchange Form and each applicable Operating Agreement, including the purchase of Units, (ii) based upon a review of the Subscriber's constitutional documents and/or based on consultation with counsel or advisors, the Subscriber is authorized to invest in FuturesAccess, and (iii) the Signatory has been authorized by the Subscriber to execute and deliver this Program Subscription Agreement Signature Page and any related Purchase and Exchange Form Signature Page submitted or to be submitted by the Subscriber; (c) has received and read the offering materials related to FuturesAccess and the relevant FuturesAccess Fund(s); (d) this Program Subscription Agreement Signature Page and any related Purchase and Exchange Form Signature Page have been or will be duly and validly authorized, executed and delivered by the Subscriber; and (e) this Program Subscription Agreement Signature Page, any related Purchase and Exchange Form Signature Page and any related Operating Agreement submitted or to be submitted by the Subscriber constitutes or will constitute the valid, binding and enforceable agreement of the Subscriber.

      --------------------------------------------------------------------------
      The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
      --------------------------------------------------------------------------


                                                           -----------------------------------------------------------------
                                                           (Signature of Individual Subscriber)

                                                           -----------------------------------------------------------------
                                                           (Signature of Joint Subscriber, if applicable)
Dated:
             --------------------------------------

                                                           -----------------------------------------------------------------
      ---------------------------------------------        (Name of Entity Subscriber)
      Please check the following box if the
      Subscriber is a Merrill Lynch officer or
      employee:  |_|
      ---------------------------------------------

                                                           By:
                                                                  ----------------------------------------------------------
                                                                  Name:
                                                                  Title:

                                                       U.S. Investors
                                        Program Subscription Agreement Signature Page
                                                            SP-4


10    FINANCIAL ADVISOR ATTESTATION:

      The undersigned Financial Advisor ("FA") hereby certifies that the Subscriber is known to and is a client of the undersigned, and has had substantive discussions with the undersigned regarding the Subscriber's investment objectives. The FA confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Subscriber in the Program Subscription Agreement are true and correct, and (ii) based on information obtained from the Subscriber concerning its investment objectives, other investments, financial situation and needs, and any other information known to the FA, that an investment in FuturesAccess is suitable for the Subscriber.


       --------------------------------------------------------             -----------------------------------------------------
                 Financial Advisor Production Number                                    Financial Advisor Signature

               FINANCIAL ADVISORS SHOULD RETURN THE COMPLETED AND
  EXECUTED PROGRAM SUBSCRIPTION AGREEMENT SIGNATURE PAGE BY OVERNIGHT MAIL TO:

                    Merrill Lynch Alternative Investments LLC
                        800 Scudders Mill Road Section 2E
                          Plainsboro, New Jersey 08536
                   Phone: (1-800) 765-0995 Fax: (609) 282-0782
                             Attn: Document Control

                          ----------------------------

    Subscribers should retain a copy of the Program Subscription Agreement as well as a copy of this Program Subscription Agreement Signature Page for their records.

                          ----------------------------



                                 U.S. Investors
                  Program Subscription Agreement Signature Page
                                      SP-5


                                                                ----------------
                                                                PLACE LABEL HERE
                                                                ----------------

                   THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM
                                    to access
                      SINGLE-ADVISOR MANAGED FUTURES FUNDS


                    Merrill Lynch Alternative Investments LLC
                           Princeton Corporate Campus
                             800 Scudders Mill Road
                                   Section 2G
                          Plainsboro, New Jersey 08536
                         (866) MER-ALTS; (866) 637-2587

                              --------------------

                     FUTURESACCESS PROGRAM SUBSCRIPTION AND
                               EXCHANGE AGREEMENT

                              --------------------

       A completed Signature Page (attached to this FuturesAccess Program Subscription and Exchange Agreement) must be delivered to your Financial
       Advisor in order for your subscription or exchange to be processed.

   If you have any questions about how to complete the Signature Page, please contact your Merrill Lynch Financial Advisor or a representative of Merrill Lynch Alternative Investments LLC at: (866) MER-ALTS; (866)
                                    637-2587.

                              --------------------

           THE FUTURESACCESS FUNDS AVAILABLE THROUGH THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM ARE SPECULATIVE INVESTMENTS. THE UNITS ARE ONLY
       SUITABLE FOR A LIMITED PORTION OF THE RISK SEGMENT OF AN INVESTOR'S
                                   PORTFOLIO.

                              --------------------

                                 Selling Agent:

               Merrill Lynch, Pierce, Fenner & Smith Incorporated

                              --------------------

                       FOR THE USE OF U.S. INVESTORS ONLY

                   THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM
                                    to access
                      SINGLE-ADVISOR MANAGED FUTURES FUNDS

                       FUTURESACCESS PROGRAM SUBSCRIPTION
                             AND EXCHANGE AGREEMENT

                            For Use by U.S. Investors



                         How to Invest in FuturesAccess

General

Merrill Lynch Alternative Investments LLC ("MLAI") has attempted to minimize the paperwork normally associated with subscribers ("Investors") participating in private placements in general and in the Merrill Lynch FuturesAccessSM Program ("FuturesAccess") in particular. All information which Investors must complete is included in the Signature Page attached to this FuturesAccess Program Subscription and Exchange Agreement ("Subscription Agreement"). Acceptance of your Subscription Agreement entitles you to participate in any fund included in FuturesAccess (a "FuturesAccess Fund"), including any new FuturesAccess Funds added in the future (subject to availability).

Investors participating in the FuturesAccess Funds through both taxable and tax-exempt accounts must submit separate Signature Pages for each such account (unless their Financial Advisor informs them otherwise).

Investors must submit a new Signature Page each time they wish to invest in or exchange into a FuturesAccess Fund.

Only the detachable Signature Page attached hereto must be submitted to your Financial Advisor, not the full Subscription Agreement. Your Financial Advisor must countersign your Signature Page. Please give the Signature Page to your Financial Advisor to send to MLAI.

If you have any questions as to how to complete the Signature Page, or need additional FuturesAccess Program Subscription and Exchange Agreements or Signature Pages, please contact your Financial Advisor or:

                    Merrill Lynch Alternative Investments LLC
                           Princeton Corporate Campus
                             800 Scudders Mill Road
                                   Section 2G
                          Plainsboro, New Jersey 08536
                         (866) MER-ALTS; (866) 637-2587

Steps to investing

      1. Read and carefully review the Confidential Program Disclosure Document, which is comprised of the Part One (A) Confidential Program Disclosure Document: FuturesAccess Program General Information, Part Two Confidential Program Disclosure Document:
            Statement of Additional


                             ----------------------
                                 U.S. Investors
            FuturesAccess Program Subscription and Exchange Agreement

            Information and Part One (B) Confidential Program Disclosure
            Document: Trading Advisor Information (collectively referred to as the "Confidential Program Disclosure Document") relating to the FuturesAccess Fund into which you are considering investing or exchanging. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Confidential Program Disclosure Document.

      2. Read and carefully review this Subscription Agreement and the Signature Page attached hereto.

      3. Consult with your Financial Advisor as to which of the FuturesAccess Funds are suitable for your portfolio.

      4. Complete and detach the Signature Page providing the Investor information requested and indicating the specific FuturesAccess Fund(s) you have selected.

      5. Give the completed Signature Page to your Financial Advisor. Your Financial Advisor will review and countersign the Signature Page and forward it to MLAI.

      6. To invest in or exchange among FuturesAccess Funds, you must submit a completed Signature Page to your Financial Advisor no less than 10 days prior to the effective month-end of your investment or exchange. All subscriptions into and exchanges among FuturesAccess Funds are subject to the availability of the applicable FuturesAccess Fund(s) and to acceptance by MLAI.

      7. If you subscribe to a FuturesAccess Fund during its initial offering period, after your Subscription Agreement has been accepted, your entire subscription (including any amounts designated to be invested in other FuturesAccess Funds) may be debited from your Merrill Lynch Account and credited to an escrow account on a settlement date notified to you by your Financial Advisor. Subscriptions debited and held in escrow will bear interest, and all interest actually earned on such subscriptions will be credited to the respective FuturesAccess Fund when the units of limited liability company interest (the "Units") of such FuturesAccess Fund(s) are first issued.

      8. No escrow account will be used for Units sold after the initial offering period of a FuturesAccess Fund. Rather, your Merrill Lynch Account will be debited on or about each closing date in the amount of your subscription, which will be invested directly in the FuturesAccess Fund(s). No interest will be payable with respect to any such subscriptions.

      9. Your Financial Advisor will inform you of the effective date of your subscription, when your Merrill Lynch Account will be debited in the amount of your investment, as well as the effective date of any exchange.


--------------------------------------------------------------------------------

      The Subscriber may invest in FuturesAccess through taxable accounts as well as through IRA and other tax-exempt accounts. Investments by the Subscriber and by related tax-exempt as well as taxable accounts (including certain investments for the benefit of immediate family members of the Subscriber) may be combined for purposes of meeting FuturesAccess minimums (see "Offering Procedures - Classes of Units" in the Part One (A) Confidential Program Disclosure Document: FuturesAccess Program General Information). A separate Signature Page must be completed for each such account. If any of the accounts listed on the signature page include plans subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), such as individual retirement accounts ("IRAs"), or plans that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Subscriber must represent on the Signature Page that the aggregation of such plans with other
--------------------------------------------------------------------------------


                             ----------------------
                                 U.S. Investors
            FuturesAccess Program Subscription and Exchange Agreement

--------------------------------------------------------------------------------
      accounts for any purpose relating to FuturesAccess or the Merrill Lynch HedgeAccess(R) Program ("HedgeAccess") does not result in an act of self-dealing under the prohibited transaction provisions of Section 4975 of the Code or Section 406 of ERISA.

      The Subscriber should indicate on the Signature Page whether the Subscriber is investing together with any related accounts.
--------------------------------------------------------------------------------

Multiple Classes of Units

Subscribers may choose between Class A Units (upfront sales commission; lower ongoing Sponsor Fees) and Class C Units (no upfront sales commission; higher ongoing Sponsor Fees). There is no minimum aggregate subscription or Net Asset Value required to invest in Class A or Class C Units (other than the $10,000 FuturesAccess minimum).

If a Subscriber instructs MLAI to combine subscriptions or investments involving any plan subject to Section 4975 of the Code or the provisions of ERISA, the Subscriber is deemed to represent that the aggregation of such plans with other accounts for any purpose relating to FuturesAccess or HedgeAccess does not result in an act of self-dealing under the prohibited transaction provisions of Section 4975 of the Code or Section 406 of ERISA.

Prior to April 1, 2006, whether an Investor was eligible to receive Class I or Class D Units was determined based on an Investor's aggregate subscriptions (excluding exchanges) in FuturesAccess overall as well as, in the case of Class D Units, aggregate subscriptions (including exchanges) into a particular FuturesAccess Fund. For subscriptions effective on and after April 1, 2006, Class I and Class D eligibility are determined not on the basis of aggregate subscriptions, but on the basis of an Investor's total "FuturesAccess Investment" (see below) in FuturesAccess overall as well as, in the case of Class D Units, a particular FuturesAccess Fund.

An Investor's "FuturesAccess Investment," determined as of the beginning of each month, equals the greater of:

      o The market value of an Investor's Units in FuturesAccess (or a particular FuturesAccess Fund, as applicable) based on the most recently available Net Asset Values, plus pending subscriptions; or

      o An Investor's net subscriptions to FuturesAccess overall (or a particular FuturesAccess Fund, as applicable). Net subscriptions means an Investor's aggregate subscriptions less aggregate redemptions (not including pending redemptions).

Except for purposes of determining Class D eligibility in a particular FuturesAccess Fund, the purchase and sale of Units in an exchange offset each other and have no effect on the amount of an Investor's net subscriptions to FuturesAccess overall.

FuturesAccess Investments attributable to certain related accounts may be combined for purposes of determining an Investor's Class I and Class D eligibility.

In addition, Investors who participate in HedgeAccess (private investment funds that primarily trade securities rather than futures) are permitted to aggregate their investments in FuturesAccess with their investments in HedgeAccess for purposes of determining such Investors' Class I and Class D eligibility.

Other than the $10,000 minimum investment in any FuturesAccess Fund, there is no minimum aggregate subscription or Net Asset Value required to invest in Class A or Class C Units.

                             ----------------------
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            FuturesAccess Program Subscription and Exchange Agreement

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


New Investors whose initial subscription equals or exceeds $5,000,000 will be issued Class I Units in each FuturesAccess Fund in which they invest. If an existing Investor, whose FuturesAccess Investment is less than $5,000,000, makes an additional subscription which causes such Investor's FuturesAccess Investment to equal or exceed $5,000,000 (including the new subscription), the entire new subscription will be invested in Class I Units. The Investor's existing Units shall not be converted from Class A or Class C (as the case may be) to Class I Units, but all subsequent subscriptions and exchanges made by such Investor will be for Class I Units.

Class D eligibility is determined on both an individual FuturesAccess Fund and an overall FuturesAccess basis. If an Investor makes a single subscription to any one FuturesAccess Fund of $5,000,000 or more, the Investor shall receive Class D Units in that FuturesAccess Fund. If an Investor previously subscribed for less than $5,000,000 in a FuturesAccess Fund and then submits an additional subscription or subscriptions to that FuturesAccess Fund which brings such Investor's FuturesAccess Investment in that FuturesAccess Fund over the $5,000,000 threshold, the entire new subscription will be invested in Class D Units. The Investor's existing Units in that FuturesAccess Fund will not be converted to Class D Units, but all subsequent subscriptions or exchanges by such Investor into the same FuturesAccess Fund will be for Class D Units. Notwithstanding the fact that an Investor's FuturesAccess Investment in a FuturesAccess Fund equals or exceeds $5,000,000, if that Investor invests or exchanges into another FuturesAccess Fund in which such Investor's FuturesAccess Investment is less than $5,000,000, such Investor will not receive Class D Units in such other FuturesAccess Fund (except as described in the next paragraph).

New Investors whose initial subscription equals or exceeds $15,000,000 will be issued Class D Units in each FuturesAccess Fund in which they invest, irrespective of whether such Investor's FuturesAccess Investments in any one FuturesAccess Fund equals or exceeds $5,000,000. If an existing Investor, whose FuturesAccess Investment is less than $15,000,000, makes an additional subscription immediately after which such Investor's FuturesAccess Investment equals or exceeds $15,000,000 (including the new subscription), the entire new subscription will be invested in Class D Units. The Investor's existing Units will not be converted to Class D Units, but all subsequent subscriptions and exchanges made by such Investor will be for Class D Units.

Subscriptions made to all FuturesAccess Funds shall be aggregated for purposes of determining whether an Investor is eligible to invest in Class D or Class I Units.

Once an Investor is issued Class I or Class D Units, such Investor will continue to be issued Class I or Class D Units (as applicable) irrespective of the level of such Investor's FuturesAccess Investment at any future date. However, if an Investor withdraws entirely from FuturesAccess or a particular FuturesAccess Fund and subsequently reinvests, such Investor's Class I and/or Class D Unit eligibility will be determined from the date of such reinvestment as if the Investor had never previously participated in FuturesAccess or such FuturesAccess Fund.

Merrill Lynch officers and employees invest in Class I Units without regard to the $5,000,000 minimum FuturesAccess Investment requirement.

Certain Merrill Lynch clients may invest in Class I Units on different terms than those described herein, depending on the type of Merrill Lynch Account held by such clients. In addition, Program Funds may from time to time offer to certain Merrill Lynch clients a customized Class of Units having different financial terms than those described herein, provided that doing so does not have a material adverse effect on existing Investors. Such customized Classes will generally be designed for Investors who are subject to additional fees on their investments in the FuturesAccess Funds depending on the type of Merrill Lynch Account held by such Investors or other reasons, and will not be generally available to other Investors.

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

Investors who are "Qualified Purchasers" (generally, individuals with $5,000,000 and entities with $25,000,000 of "Net Investments") may also participate in HedgeAccess, which provides access to "hedge funds" (private investment funds which primarily trade securities). Investors who participate in both Programs may aggregate their investments in both Programs toward the minimum investment levels established for acquiring Class I and Class D Units established for HedgeAccess and vice versa.

The Exchange Privilege

An Investor exchanging Class A, Class C or Class I Units in a FuturesAccess Fund for Units in another FuturesAccess Fund will generally receive Units of the same Class and Series (if there is more than one Series of a Class) in such other Program Fund. However, if an exchange brings an Investor's FuturesAccess Investments in a particular FuturesAccess Fund to or over the $5,000,000 threshold, the entire exchange will be invested in Class D Units. The Investor's existing Units in such FuturesAccess Fund will not be converted to Class D Units, but all subsequent subscriptions and exchanges by such Investor into such FuturesAccess Fund will be for Class D Units.

An Investor exchanging Class D Units in a FuturesAccess Fund for Units in another FuturesAccess Fund will be issued Class I Units in the latter if the Investor's FuturesAccess Investments in the latter FuturesAccess Fund total less than $5,000,000 and such Investor's FuturesAccess Investments in FuturesAccess overall do not equal or exceed $15,000,000.

Exchanging into a FuturesAccess Fund is the equivalent to making a new investment in such FuturesAccess Fund (although no sales commissions will be charged on any exchange) and is subject to all the risks described in the Confidential Program Disclosure Document. For tax purposes, exchanging out of a FuturesAccess Fund is treated as a taxable redemption from such FuturesAccess Fund.


                             ----------------------

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                                 U.S. Investors
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



                   THE MERRILL LYNCH FUTURESACCESS(SM) PROGRAM

            FUTURESACCESS PROGRAM SUBSCRIPTION AND EXCHANGE AGREEMENT

                            For Use by U.S. Investors

This FuturesAccess Program Subscription and Exchange Agreement ("Subscription Agreement") relates to your participation in the Merrill Lynch FuturesAccessSM Program ("FuturesAccess"). A number of different FuturesAccess Funds are included in the Program. You must identify the particular FuturesAccess Fund(s) into which you wish to invest or exchange on the Signature Page attached hereto. You must submit a new Signature Page each time you wish to invest in or exchange among FuturesAccess Funds.

                               -------------------

The Subscriber must complete the Signature Page indicating the specific FuturesAccess Fund(s) to which the Subscriber wishes to subscribe or into which the Subscriber wishes to exchange, and acknowledging receipt of the Confidential Program Disclosure Document.

By completing and executing the Signature Page, the Subscriber is confirming that the Subscriber has the level of financial sophistication necessary to evaluate the merits and risks of specialized, non-traditional investments such as the FuturesAccess Funds, and understands that the speculative and illiquid nature of an investment in one or more of the FuturesAccess Funds makes such investment appropriate only for a limited portion of the Subscriber's portfolio.

The Subscriber also understands and agrees that, although MLAI will use reasonable efforts to keep the information provided in each Signature Page strictly confidential, MLAI and/or one or more FuturesAccess Funds may present the Signature Page and the information provided therein to such parties as MLAI deems advisable if called upon to establish the availability under any applicable law of an exemption from registration for the Units, or compliance with applicable law by any of the FuturesAccess Funds, MLAI or any of their respective affiliates, or if such information is or may be relevant to an issue in any action, suit or proceeding to which any FuturesAccess Fund, MLAI or any of their respective affiliates is a party or by which they are or may be bound, or upon the request of any regulatory, governmental or self-regulatory authority.

I. Representations, Warranties and Agreements of the Subscriber. As an inducement to MLAI to accept the Subscriber's Subscription Agreement, the Subscriber represents and warrants to MLAI and the applicable FuturesAccess Fund(s) as follows:

A.    Authority and Eligibility
      -------------------------

      (1) (a) If an individual, the Subscriber (including each individual joint Subscriber) is at least 21 years old and is legally competent to execute and deliver the Signature Page and to comply with the terms of this Subscription Agreement, as well as to discharge the Subscriber's obligations to the Program.

            (b)(i) If an entity (e.g., a corporation, partnership, limited liability company or trust), the Subscriber is duly authorized and qualified to become an Investor. If the Subscriber is a passive investment vehicle, the sponsor of the Subscriber either is duly registered as a "commodity pool operator" with the Commodity Futures Trading Commission and a

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            FuturesAccess Program Subscription and Exchange Agreement
            member in good standing of the National Futures Association in such capacity or is exempt from such registration.

            (ii) The person (the "Signatory"; the Subscriber and the Signatory to be referred to collectively as the "Subscriber", unless the context otherwise requires) executing and delivering the Signature Page or making an investment or exchange into or from any FuturesAccess Fund on behalf of the Subscriber has been duly authorized by the Subscriber to do so. The Subscriber has full right and power to comply with the terms of this Subscription Agreement, as well as to discharge its obligations to FuturesAccess, including under the General Form of Operating Agreement of the FuturesAccess Funds (the "Operating Agreement").

            Entity Subscribers must confirm that they are authorized to invest in the FuturesAccess Funds, each of which is a speculative, non-traditional investment. Many entity investors may not, in fact, be authorized -- pursuant to their charter documents, investment policies or other applicable provisions -- to invest in the FuturesAccess Funds.

      (2) The Subscriber has had substantive business dealings with Merrill Lynch and/or a Merrill Lynch Financial Advisor for at least six months, and believes that Merrill Lynch and/or the Subscriber's Merrill Lynch Financial Advisor should have sufficient information to be able to assess the Subscriber's financial position, knowledge and sophistication.

      (3) The Subscriber (and the Subscriber's financial advisors) has sufficient knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in a FuturesAccess Fund and of making an informed investment decision regarding the purchase of the Units, and the Subscriber is able to bear the economic risk of a speculative investment such as the FuturesAccess Funds, including the risk of losing the Subscriber's entire investment. The Subscriber understands that investment in FuturesAccess Funds is suitable only for a limited portion of the risk segment of the Subscriber's portfolio, and that the Subscriber's investments in the FuturesAccess Funds must represent no more than only a limited portion of the Subscriber's overall portfolio.

      (4) The Subscriber (and the Subscriber's financial advisors) has (i) received and carefully reviewed a copy of the Confidential Program Disclosure Document including the Part One (B) Confidential Program Disclosure Document: Trading Advisor Information relating to the Trading Advisors for the FuturesAccess Funds in which the Subscriber proposes to invest, and in particular the "Risk Factors" section of the Part One(A) Confidential Program Disclosure Document:
            FuturesAccess Program General Information, and (ii) has carefully evaluated and understands the various risks of an investment in each FuturesAccess Fund in which the Subscriber proposes to invest, including without limitation the limited liquidity, absence of regulatory oversight and performance volatility of such FuturesAccess Funds, and the Subscriber can afford to bear such risks.

      (5) The Subscriber (and the Subscriber's financial advisors) has been afforded the opportunity to ask and receive complete and satisfactory answers to any questions and to obtain any additional information and materials the Subscriber has reasonably requested relating to any FuturesAccess Fund, its proposed operations, the private placement of the Units, the Trading Advisors and any other matters related thereto including any additional information which MLAI possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information included in the Confidential Program Disclosure Document.


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


      (6) The Subscriber (and the Subscriber's financial advisors) has relied only on the information contained in the Confidential Program Disclosure Document in determining whether to subscribe for Units in a FuturesAccess Fund or FuturesAccess Funds, irrespective of any information the Subscriber may have been furnished as described above.

      (7) The Subscriber (and the Subscriber's financial advisors) understands that any performance information contained in the Confidential Program Disclosure Document should not be interpreted to mean that the applicable FuturesAccess Fund or Trading Advisor will have similar results in the future or avoid substantial losses.

      (8) The Subscriber (and the Subscriber's financial advisors) specifically recognizes and consents to the conflicts of interest described in the Confidential Program Disclosure Document.

      (9) The Subscriber (and the Subscriber's financial advisors) acknowledges that MLAI has established the business terms of each FuturesAccess Fund without arm's-length negotiations with any representatives of prospective investors, and that no party has represented the investors in establishing the terms of any aspect of FuturesAccess.

      (10) The Subscriber (and the Subscriber's financial advisors) understands and agrees that Units will be redeemed and MLAI's fees calculated on the basis of estimated numbers (as well as subsequent revisions of such numbers), and that no retroactive adjustments will be made to reflect any differences between estimated and final numbers.

      (11) If the Subscriber is an entity, the Subscriber was not formed for the specific purpose of investing in any FuturesAccess Fund, no more than 40% of the Subscriber's assets are invested in any FuturesAccess Fund and investors in the Subscriber participate in investments made by the Subscriber on a pro rata basis in accordance with each such investor's interest in the Subscriber (except as necessary to comply with applicable laws or regulations).

      (12) If the Signatory is, or is acting on behalf of, an "employee benefit plan," as defined in and subject to ERISA, or any "plan," as defined in and subject to Section 4975 of the Code (a "Plan"), the Signatory, in addition to the other representations and warranties set forth herein, further represents and warrants as, or on behalf of, the fiduciary (the "Plan Fiduciary") of the Plan responsible for purchasing Units that: (a) the Plan Fiduciary has considered an investment in the applicable FuturesAccess Fund(s) for such Plan in light of the risks relating thereto; (b) the Plan Fiduciary has determined that, in view of such considerations, the proposed investment in such FuturesAccess Fund(s) is consistent with the Plan Fiduciary's responsibilities under ERISA; (c) the Plan's investment in such FuturesAccess Fund(s) does not violate and is not otherwise inconsistent with the terms of any legal document constituting the Plan or any trust agreement thereunder; (d) the Plan's investment in such FuturesAccess Fund(s) has been duly authorized and approved by all necessary parties; (e) none of MLAI, the Trading Advisors, the Selling Agent, MLIB, the Financial Advisors or any of their respective agents, employees or affiliates: (i) has investment discretion with respect to the investment of assets of the Plan used to purchase Units in such FuturesAccess Fund(s); (ii) has authority or responsibility to or regularly gives investment advice with respect to the assets of the Plan used to purchase Units in such FuturesAccess Fund(s) for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the Plan and that such advice will be based on the particular investment needs of the Plan; or
            (iii) is an employer maintaining or contributing to the Plan; and
            (f) the Plan Fiduciary (i) is authorized to make, and is responsible for, the


                             ----------------------
                                 U.S. Investors
            FuturesAccess Program Subscription and Exchange Agreement
            decision to invest in such FuturesAccess Fund(s), including the determination that such investment is consistent with the requirement imposed by Section 404 of ERISA that Plan investments be diversified so as to minimize the risks of large losses, (ii) is independent of MLAI, the Trading Advisors, the Selling Agent, MLIB, each Financial Advisor and each of their respective affiliates and
            (iii) is qualified to make such investment decision. The Signatory will, at the request of MLAI, furnish MLAI with such information as MLAI may reasonably require to establish that the purchase of Units by the Subscriber does not violate any provision of ERISA or the Code, including without limitation, those provisions relating to "prohibited transactions" by "parties in interest" or "disqualified persons," as defined therein.

      (13) If the Subscriber is an insurance company using assets of its general account to purchase Units, the Subscriber hereby represents and warrants that none of such assets used to purchase the Units of any FuturesAccess Fund represent the assets of "employee benefit plans," or the Subscriber has notified MLAI of the percentage of such assets that represents the assets of "employee benefit plans."

      (14) The Subscriber understands that no federal or state agency or securities exchange has reviewed the Confidential Program Disclosure Document or the private placement of the Units or has made any finding or determination as to the fairness of the business terms of an investment in any FuturesAccess Fund.

      (15) The Subscriber is acquiring the Units for the Subscriber's own account, as principal, for investment and not with a view to the resale or distribution of all or any of such Units. The Subscriber understands that, based in part on the representations and warranties of the Subscriber, and the Units have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), the securities laws of any state, or the securities laws of any other jurisdiction.

B.    Program Restrictions on Exchanges and Transfers
      -----------------------------------------------

      (1) The Subscriber acknowledges that MLAI is under no obligation to maintain the FuturesAccess Exchange Privilege and that such Exchange Privilege may be terminated at any time. The Subscriber must not invest in any FuturesAccess Fund in reliance on the continuation of the Exchange Privilege.

      (2) In the event that one or more FuturesAccess Funds suspend redemptions or the calculation of net asset value, the Exchange Privilege with respect to such FuturesAccess Fund(s) will also be suspended.

      (3) The Subscriber acknowledges that: (i) the transfer of the Subscriber's Units is subject to restrictions in the Operating Agreement and requires the approval of MLAI, which approval may be withheld in its sole discretion; (ii) the Units may not be transferred to any person that is not an "accredited investor" (as defined in Regulation D under the Securities Act); (iii) investments in the FuturesAccess Funds are illiquid; (iv) no market exists for the Units, and none is expected to develop; and (v) no FuturesAccess Fund will be listed on any exchange or otherwise regularly traded.

C.    Disclosures
      -----------

      (1) The Subscriber confirms that none of MLAI, the FuturesAccess Funds, the Trading Advisors, the Selling Agent or any associate, affiliate, representative or advisor of any of the foregoing, guarantees the success of an investment in any FuturesAccess Fund or that substantial losses will not be incurred on such investment.

                             ----------------------
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            FuturesAccess Program Subscription and Exchange Agreement

      (2) The Subscriber understands that the Selling Agent is not guaranteeing or assuming responsibility for the operation or possible liabilities of MLAI, any FuturesAccess Fund or any Trading Advisor, and that neither the Selling Agent nor MLAI will supervise or participate in any respect in the management or trading decisions for any FuturesAccess Fund.

      (3) The Subscriber understands that MLAI is an indirect subsidiary of Merrill Lynch & Co., Inc. ("ML&Co."), as well as an affiliate of the Selling Agent which also serves as the commodity broker for each FuturesAccess Fund and receives brokerage commissions as well as interest income (or the equivalent) as a result of acting in such capacity. The Subscriber also understands that MLIB, an affiliate of MLAI, may act as a forward currency counterparty for each FuturesAccess Fund.

      (4) The Subscriber understands that, as disclosed in the Confidential Program Disclosure Document, MLAI will receive a portion of the advisory compensation which would otherwise be payable to the relevant Trading Advisor in respect of any FuturesAccess Fund.

      (5) The Subscriber acknowledges and agrees that (i) the relevant FuturesAccess Funds may execute trades, including trades executed on a principal-to-principal basis, with affiliates of MLAI and (ii) MLAI may invest the cash reserves of FuturesAccess Funds in short-term investment vehicles or deposit accounts managed or maintained by MLAI or an affiliate.

      (6) The Subscriber acknowledges and understands that Merrill Lynch may make the K-1s prepared for the Subscriber in connection with the Subscriber's investments in the Program Fund(s) accessible to the Subscriber's Merrill Lynch Financial Advisor, and consents to its Financial Advisor having access to the Subscriber's K-1s.

D.    Tax Issues
      ----------

      (1) The Subscriber confirms, under penalty of perjury, that the Subscriber is a U.S. Person, as such term is defined in Section 7701(a)(30) of the Code, and the Subscriber undertakes to advise the FuturesAccess Fund and MLAI promptly in writing if the Subscriber is no longer a U.S. Person during the term of the Subscriber's investment in a FuturesAccess Fund. The Subscriber understands that if at any time it ceases to be a U.S. Person, it may be subject to U.S. withholding tax or other consequences as well as being required to redeem out of the Program.

      (2) The Subscriber acknowledges that annual tax information received from the FuturesAccess Funds may not be received in sufficient time to permit the Subscriber to incorporate such information into the Subscriber's own annual tax information prior to April 15 of each year; as a result, the Subscriber understands that it will likely be required to obtain extensions for filing U.S. federal, state and local income tax returns each year.

      (3) The Subscriber confirms that, unless otherwise indicated on the Signature Page, the Subscriber is not subject to backup withholding. The Subscriber understands that the Program will not accept subscriptions from the Subscriber if the Subscriber is subject to backup withholding.

E.    Accuracy and Updating of Subscriber Information
      -----------------------------------------------

      (1) The Subscriber represents that all the information, financial or otherwise, which the Subscriber has furnished to the applicable FuturesAccess Fund(s), the Selling Agent or the Subscriber's Merrill Lynch Financial Advisor in connection with subscribing for Units

                             ----------------------
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            FuturesAccess Program Subscription and Exchange Agreement

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


            in any such FuturesAccess Fund(s), or which is set forth on the Signature Page, including all representations, warranties and agreements contained herein, is correct and complete as of the date on which such information was furnished, and if there should be any material change in such information, the Subscriber will immediately notify MLAI and the Selling Agent and furnish such revised or corrected information to MLAI.

      (2) The Subscriber agrees that the representations, warranties and agreements contained in this Subscription Agreement (including the Signature Page) shall be deemed to be repeated as of the date the Subscriber purchases Units of any FuturesAccess Fund.

      (3) The Subscriber agrees that the representations, warranties and agreements contained in this Subscription Agreement, and all other information regarding the Subscriber set forth on the Signature Page, and any or all other information which the Subscriber discloses to his or her Merrill Lynch Financial Advisor, may be used as a defense in any actions relating to any FuturesAccess Fund or the offering of its Units, and that it is only on the basis of such representations, warranties, agreements and other information that MLAI may be willing to accept the Subscriber's subscription to any FuturesAccess Fund.

F.    Trustees, Agents, Representatives and Nominees
      ----------------------------------------------

      If the Subscriber is acting as trustee, agent, representative or nominee for an investor (a "Beneficial Owner"), the Subscriber understands and acknowledges that the representations, warranties and agreements made herein are made by the Subscriber (A) with respect to the Subscriber and
      (B) with respect to the Beneficial Owner. The Subscriber further represents and warrants that it has all requisite power and authority from said Beneficial Owner to execute and deliver the Signature Page as well as to invest in the relevant FuturesAccess Fund(s). The Subscriber also agrees to indemnify each FuturesAccess Fund, MLAI and their respective affiliates and agents for any and all costs, fees, expenses (including legal fees and disbursements) and damages incurred in connection with or from any misrepresentation or misstatement of the Subscriber contained herein or in the Signature Page or made by the Subscriber to the Subscriber's Merrill Lynch Financial Advisor, or the assertion of the Subscriber's lack of proper authorization from the Beneficial Owner to execute and deliver the Signature Page or to discharge the Subscriber's obligations hereunder or thereunder.

G.    Money Laundering Prevention
      ---------------------------

      The Subscriber's subscription monies were not derived from activities that may contravene United States (federal or state) or international anti-money laundering laws and regulations. The Subscriber is not (i) an individual, entity or organization named on a United States Office of Foreign Assets Control ("OFAC") "watch list" and does not have any affiliation with any kind of such individual, (ii) a foreign shell bank,
      (iii) a person or entity resident in or whose subscription funds are transferred from or through a jurisdiction identified as non-cooperative by the Financial Action Task Force, (iv) a senior foreign political figure,(1) an immediate family member(2) or close associate(3) of a senior foreign political figure within the meaning of the USA PATRIOT Act of


----------------------
(1) A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

(2) "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.

(3) A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.


                             ----------------------
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            FuturesAccess Program Subscription and Exchange Agreement

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

      2001.(4) The Subscriber agrees promptly to notify MLAI should the Subscriber become aware of any change in the information set forth in this representation. The Subscriber acknowledges that, by law, MLAI may be obligated to "freeze the account" of the Subscriber, either by prohibiting additional subscriptions, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and MLAI may also be required to report such action and to disclose the Subscriber's identity to OFAC. The Subscriber represents and warrants that all of the information which it has provided to the Program in connection with this Subscription Agreement is true and correct, and agrees to provide any information MLAI or its agents deem necessary to comply with MLAI's anti-money laundering program and related responsibilities from time to time. If the Subscriber is an intermediary subscribing to the Program as a record owner in its capacity as agent, representative or nominee on behalf of one or more underlying investors ("Underlying Investors"), the Subscriber agrees that the representations, warranties and covenants are made by it on behalf of itself and the Underlying Investors.

II. Further Advice and Assurances. The Subscriber agrees to provide additional information regarding its investment experience, financial position or otherwise, to MLAI or the Selling Agent, as they may reasonably request.

      If the Subscriber is an entity, MLAI, in its sole discretion, may require the Subscriber to submit a copy of its articles of incorporation, by-laws, authorizing resolution, partnership agreement, trust agreement, operating agreement or other related documents, as the case may be. Alternatively, entities may be required to submit an opinion of counsel to the effect that the investment proposed to be made in the FuturesAccess Fund(s) by the Subscriber is authorized.

III. Subscriber Eligibility. THE SUBSCRIBER WILL BE REQUIRED TO REPRESENT ON THE SIGNATURE PAGE THAT THE SUBSCRIBER SATISFIES ONE OR MORE OF THE ELIGIBILITY REQUIREMENTS IN SECTION III.A BELOW AND QUALIFIES AS AN "ACCREDITED INVESTOR," AS DEFINED IN REGULATION D UNDER THE SECURITIES ACT.

A.    Accredited Investor Requirements
      --------------------------------

      Individual Subscribers
      ----------------------

      (1) An individual that has an individual net worth or joint net worth with such individual's spouse, in excess of $1,000,000. "Net worth" for these purposes means the value of total assets at fair market value, including home, home furnishings and automobiles, less total liabilities.

                                      or
                                      --

      (2) An individual that (i) had individual income (exclusive of any income attributable to such individual's spouse) of more than $200,000 for each of the past two years or joint income with such individual's spouse in excess of $300,000 in each of those years and
            (ii) reasonably expects to reach the same individual income level, or the same joint income level, as the case may be, in the current year.

      Entity Subscribers
      ------------------

      (3) A corporation, partnership, limited liability company, Massachusetts or similar business trust or tax-exempt organization as defined in
            Section 501(c)(3) of the Code, that (i) has


-----------------------
(4) The United States "Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001", Pub. L. No. 107-56 (2001).


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            FuturesAccess Program Subscription and Exchange Agreement

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


            total assets in excess of $5,000,000 and (ii) was not formed for the specific purpose of investing in the FuturesAccess Fund in question.

                                      or
                                      --

      (4) A revocable trust which may be amended or revoked at any time by the grantors thereof, and of which all of the grantors are "accredited investors" under either Section III.A(1) or Section III.A (2) above.

                                      or
                                      --

      (5) A trust (i) that has total assets in excess of $5,000,000, (ii) that was not formed for the specific purpose of investing in the FuturesAccess Fund in question and (iii) the investment decisions of which are directed by a person who has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in such FuturesAccess Fund.

                                      or
                                      --

      (6) A trust for which a bank or savings and loan association is acting as fiduciary in making the investment decision to subscribe to the FuturesAccess Fund in question.

                                      or
                                      --

      (7) A bank as defined in Section 3(a)(2) of the Securities Act, acting in its fiduciary or individual capacity, or a savings and loan association or other institution as defined in Section 3(a)(5) of the Securities Act.

                                      or
                                      --

      (8) An insurance company as defined in Section 2(13) of the Securities Act, acting in its individual capacity.

                                      or
                                      --

      (9) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                                      or
                                      --

      (10) An investment company registered under the Investment Company Act of 1940, as amended (the "Company Act"), or a business development company as defined in Section 2(a)(48) of the Company Act.

                                      or
                                      --

      (11) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

                                      or
                                      --


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            FuturesAccess Program Subscription and Exchange Agreement

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


      (12) A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, which plan has total assets in excess of $5,000,000.

                                      or
                                      --

      (13) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

                                      or
                                      --

      (14) An employee benefit plan within the meaning of Title I of ERISA where (i) the investment decision with respect to this investment is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company or registered investment adviser, (ii) the employee benefit plan has assets in excess of $5,000,000 or (iii) the plan is a self-directed plan, with investment decisions made solely by persons who are "accredited investors," as defined in the Securities Act.

                                      or
                                      --

      (15) An Entity whose equity owners are each "accredited investors," i.e., persons meeting the requirements set forth in any of Sections III.A(1)-(14) above.

IV. Indemnity. The Subscriber agrees to indemnify and hold harmless each FuturesAccess Fund, MLAI, the Selling Agent and each Investor in respect of all claims, actions, demands, losses, costs, expenses and damages, whether involving such parties or third parties, resulting from any inaccuracy in any of the Subscriber's representations or warranties made to such FuturesAccess Fund, MLAI, the Selling Agent and/or the Subscriber's Merrill Lynch Financial Advisor or from any breach of any of the Subscriber's agreements contained in this Subscription Agreement (including the Signature Page), or from any unsuccessful securities proceeding brought by the Subscriber against any FuturesAccess Fund, MLAI or the Selling Agent.

V. Acceptance of the Operating Agreement. The Subscriber agrees that on the date designated by MLAI as the date when the Subscriber is admitted to a FuturesAccess Fund or FuturesAccess Funds into which the Subscriber is investing or exchanging, the Subscriber shall become a Limited Liability Company Member in each such FuturesAccess Fund. The Subscriber hereby agrees to each and every term of the Operating Agreement for each such FuturesAccess Fund, to be bound by all of the terms and conditions of such Operating Agreement(s), and to perform any obligations therein imposed on the Subscriber.

VI. Power of Attorney. In connection with the acquisition of Units pursuant to this Subscription Agreement (and the related Signature Page), the Subscriber does hereby (in addition to, and not by way of limitation of, the Power of Attorney included in Section 10.02 of the Operating Agreement) irrevocably constitute and appoint MLAI and each officer thereof, individually, as the Subscriber's true and lawful representative and attorney-in-fact, with full power of substitution, in the Subscriber's name, place and stead: (a) (i) to receive and pay over to the related FuturesAccess Fund(s) on behalf of the Subscriber, to the extent set forth in the Operating Agreement, all funds received hereunder and (ii) to complete or correct, on behalf of, and at the direction of, the Subscriber, all documents to be executed by the Subscriber in connection with the Subscriber's subscription for Units, including, without limitation, filling in or amending amounts, dates and other pertinent information; and (b) to execute, acknowledge, swear to, file and record (if applicable) on the Subscriber's behalf, and in the appropriate public offices if relevant: (i) the Operating Agreement (including the power of attorney included therein); (ii) all instruments which MLAI may deem necessary or appropriate to reflect virtually any amendment, change or modification of the Operating Agreement or the Certificate of Formation, including of related FuturesAccess Fund(s); and


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


(iii) all instruments, agreements, and documents which MLAI considers necessary to, or appropriate for, the operation of the related FuturesAccess Fund(s) as contemplated in the Confidential Program Disclosure Document and the Operating Agreement.

The Subscriber agrees and acknowledges that MLAI and the other Investors are relying on the continued validity of the foregoing Power of Attorney, and that the Power of Attorney granted hereby shall be deemed to be coupled with an interest, shall be irrevocable, and shall survive and not be affected by the subsequent death, incapacity, termination, bankruptcy, insolvency or dissolution of the Subscriber.

VII. Governing Law; Consent To Jurisdiction. THIS SUBSCRIPTION AGREEMENT (INCLUDING THE SIGNATURE PAGE) SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES HERETO CONSENT TO THE JURISDICTION OF THE STATE AND FEDERAL COURTS IN THE CITY, COUNTY AND STATE OF NEW YORK WITH RESPECT TO ANY PROCEEDING OR CLAIM ARISING HEREUNDER OR OTHERWISE IN RESPECT OF THE PROGRAM.

VIII. General. The Subscriber understands that this Subscription Agreement (including the Signature Page) submitted by the Subscriber, and the representations, warranties, agreements and other provisions hereof (and thereof) as well as all representations and warranties made by the Subscriber to the Subscriber's Merrill Lynch Financial Advisor: (a) shall be binding upon the Subscriber and the Subscriber's legal representatives, successors and assigns; (b) shall survive the Subscriber's admission as an Investor; and (c) may be executed (by executing the Signature Page) by the Subscriber and accepted by any FuturesAccess Fund in one or more counterparts as well as in facsimile, each of which shall be considered an original and all of which together shall constitute one instrument.

If any provision of this Subscription Agreement (including the Signature Page) submitted by the Subscriber is determined to be invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent, and only to the extent, of such invalidity or unenforceability and only in the jurisdiction which reaches such determination. Any such provision shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provisions hereof, and to this extent the provisions hereof shall be severable.

IX.   Legends.
      -------

      IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF FUTURESACCESS, THE APPLICABLE FUTURESACCESS FUND(S) AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE PROGRAM HAS NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE CONFIDENTIAL PROGRAM DISCLOSURE DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      THE UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT (A) WITH THE PRIOR WRITTEN CONSENT OF MLAI AND (B) AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE RISKS OF AN INVESTMENT IN THE FUTURESACCESS FUNDS FOR AN INDEFINITE PERIOD OF TIME.

      For Georgia Investors Only.
      ---------------------------


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

      THE UNITS HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF THE CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.





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